Exhibit 10.15

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

January ___, 2017

RTI Surgical, Inc.

Attn: Chief Financial Officer

11621 Research Circle

Alachua, Florida 32615

Re: Letter Agreement for Sharing Certain Expenses

To Whom It May Concern:

Reference is made to the Exclusive Distribution Agreement made and entered into between Zimmer Dental, Inc. (“Zimmer”) and RTI Biologics, Inc. (“RTI”) as of September 30, 2010 (as amended, the “Distribution Agreement”). Defined terms that are used but not defined in this letter agreement shall have the meanings given to them in the Distribution Agreement.

The Parties desire to enter into this letter agreement in order to memorialize their respective commitments to share in certain expenses as follows:

1.    Marketing Approval in [****]. RTI is seeking Marketing Approval in [****] for the following Implants (the “Subject Implants”): [****]. RTI’s good faith estimate of its anticipated costs and expenses associated with seeking the Marketing Approval is [****]. As reimbursement for RTI’s costs and expenses in connection with RTI seeking such Marketing Approval, Zimmer shall pay to RTI the amount of its costs and expenses, estimated to be [****], as follows: (i) [****] shall be paid within [****] from RTI’s execution of this letter agreement; (ii) an amount equal to the application fees required for the Marketing Approval shall be paid within [****] from RTI’s notice to Zimmer that the application(s) is ready for submission (and, in any event, prior to RTI’s submission of the application(s)); and (iii) an amount equal to RTI’s remaining costs and expenses, which, along with (i) and (ii), is not estimated to exceed [****], shall be paid within [****] from RTI’s invoice for such remaining costs and expenses. In lieu of the payment schedule set forth above, Zimmer may choose (in its sole discretion) to pre-pay RTI for its estimated costs and expenses. If RTI’s costs and expenses in connection with RTI seeking the Marketing Approval are anticipated to exceed [****], the Parties agree that RTI will present the additional costs and expenses to Zimmer and, prior to RTI incurring such costs and expenses,

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Zimmer will authorize and agree to reimburse RTI for such additional costs and expenses. RTI makes no guarantee that the Regulatory Authority will grant Marketing Approval for the Subject Implants. The Parties agree that RTI’s costs and expenses (for which Zimmer will reimburse RTI) include without limitation:(1) regulatory consulting services performed by RTI employees or third-party contractors; and (2) audit costs incurred by RTI that would not have been incurred by RTI but for RTI’s seeking Marketing Approval for the Subject Implants.

2.    [****] Study. Zimmer is sponsoring a clinical study in [****]. RTI has: (1) provided Implants for use in the study; (2) will continue to provide such Implants for use in the study; and (3) [****]. Upon completion of the study, Zimmer shall notify RTI in writing and RTI shall pay to Zimmer, as partial reimbursement for Zimmer’s costs and expenses in connection with such study, an amount equal to [****] within [****] from RTI’s receipt of such notice.

3.    [****] Study. Zimmer is sponsoring a clinical study conducted through [****]. As partial reimbursement for Zimmer’s costs and expenses in connection with such study, RTI shall pay to Zimmer an amount equal to [****] as follows: (i) [****] shall be paid within [****] from RTI’s execution of this letter agreement, and (ii) [****] shall be paid within [****] from the date that Zimmer notifies RTI in writing that such study has been completed.

Terms and conditions regarding venue and choice of Jaw shall be the same as in the Distribution Agreement, with such terms and conditions incorporated herein by reference. The symbol “$” means United States dollars.

If the provisions above are acceptable to RTI, please execute this letter agreement in the space below and return a signed copy to my attention.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS A PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Sincerely,

Zimmer Dental, Inc.

By:	/s/ Adam R. Johnson

Name:	Adam R. Johnson

Title:	Group President

Date:	2/6/2017

Acknowledged and agreed

RTI Surgical, Inc.

By:	/s/ Roger Rose

Name:	Roger Rose

Title:	Executive Vice President

Date:	2/7/2017

cc:	RTI Surgical, Inc.
Attn: General Counsel
11621 Research Circle
Alachua, FL 32615